SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 25, 2007
BUFFETS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-116897	22-3754018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1460 Buffet Way
Eagan, Minnesota		55121
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (651) 994-8608
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition
     On September 25, 2007, Buffets Holdings, Inc. issued a press release announcing results for the year ended June 27, 2007. The press release also reports same store sales guidance for the first quarter of its 2008 fiscal year. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.
Item 9.01(c). Financial Statements and Exhibits
(c)	Exhibits

Exhibit 99.1 Press Release of Buffets Holdings, Inc., dated September 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: September 25, 2007

BUFFETS HOLDINGS, INC.

By:	/s/ A. Keith Wall

Name:	A. Keith Wall
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Buffets Holdings, Inc., dated September 25, 2007.

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